SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549

                                FORM 8-K

                             CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d)
                 OF THE SECURITIES EXCHANGE ACT OF 1934



                             July 18, 2003
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                   (Date of earliest event reported)


                        ESB Financial Corporation
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       (Exact name of registrant as specified in its charter)


     Pennsylvania                   0-19345                    25-1659846
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(State or other jurisdiction  (Commission File Number)        (IRS Employer
of incorporation)                                           Identification No.)


600 Lawrence Avenue
Ellwood City, Pennsylvania                                        16117
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(Address of principal executive offices)                        (Zip Code)


                              (724) 758-5584
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          (Registrant's telephone number, including area code)


                              Not Applicable
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          (Former name, former address and former fiscal year,
                       if changed since last report)





Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  The following exhibit is included with this Report:

     Exhibit No.         Description
     -----------         -----------

     99.1                Press Release, dated July 18, 2003


Item 9.   Regulation FD Disclosure (Results of Operations and Financial
          Condition)

     On July 18, 2003, ESB Financial Corporation issued a press release announcing its results of operations for the quarter and six months ended June 30, 2003. A copy of the press release is included as Exhibit 99.1 and is incorporated herein by reference. This information, which is required by
Item 12 of Form 8-K, is being provided under Item 9 pursuant to Commission Release 34-47583.





















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                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                ESB Financial Corporation


                                By:  /s/ Charlotte A. Zuschlag
                                     ------------------------------------------
                                     Name:  Charlotte A. Zuschlag
                                     Title: President and Chief Executive
                                            Officer (Principal Executive
                                            Officer)

Date:  July 18, 2003

































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